KAR Small-Mid Cap Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—95.0%
Communication Services—3.0%
Rightmove plc ADR(1)	5,263	$94
Consumer Discretionary—2.9%
Ollie’s Bargain Outlet Holdings, Inc.(1)	1,125	92
Consumer Staples—6.6%
Grocery Outlet Holding Corp.(1)	1,945	76
Lamb Weston Holdings, Inc.	989	78
Vital Farms, Inc.(1)	2,212	56
		210

Financials—8.2%
FactSet Research Systems, Inc.	239	79
Lemonade, Inc.(1)	315	39
MarketAxess Holdings, Inc.	251	143
		261

Health Care—18.3%
Cooper Cos., Inc. (The)	188	68
Elanco Animal Health, Inc.(1)	2,328	71
Globus Medical, Inc. Class A(1)	1,253	82
HealthEquity, Inc.(1)	1,579	110
Silk Road Medical, Inc.(1)	1,978	125
West Pharmaceutical Services, Inc.	440	125
		581

Industrials—26.6%
Copart, Inc.(1)	960	122
Fair Isaac Corp.(1)	176	90
HEICO Corp. Class A	982	115
Old Dominion Freight Line, Inc.	669	131
SiteOne Landscape Supply, Inc.(1)	908	144
Teledyne Technologies, Inc.(1)	151	59
TransUnion	919	91
Verisk Analytics, Inc.	432	90
		842

	Shares	Value

Information Technology—29.4%
Avalara, Inc.(1)	711	$117
Bentley Systems, Inc. Class B	1,770	72
DocuSign, Inc.(1)	647	144
Duck Creek Technologies, Inc.(1)(2)	1,900	82
Five9, Inc.(1)	887	155
Jack Henry & Associates, Inc.	566	92
nCino, Inc.(1)	1,012	73
Paycom Software, Inc.(1)	172	78
Tyler Technologies, Inc.(1)	271	118
		931

Total Common Stocks (Identified Cost $2,942)		3,011

Total Long-Term Investments—95.0% (Identified Cost $2,942)		3,011

Short-Term Investment—1.8%
Money Market Mutual Fund—1.8%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)	57,498	57
Total Short-Term Investment (Identified Cost $57)		57

TOTAL INVESTMENTS—96.8% (Identified Cost $2,999)		$3,068
Other assets and liabilities, net—3.2%		100
NET ASSETS—100.0%		$3,168

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	All or a portion of the security is restricted.
The following table summarizes the market value of the Fund’s investments as of December 31, 2020, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$3,011	$3,011
Money Market Mutual Fund	57	57
Total Investments	$3,068	$3,068
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2020.
There were no transfers into or out of Level 3 related to securities held at December 31, 2020.
See Notes to Schedule of Investments

KAR SMALL-MID CAP GROWTH FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2020
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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